Exhibit 23(i)

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 31, 1997, except for notes 1 and 13 as to which the date is November 10, 1997, appearing on page F-3 of NovaCare Employee Services, Inc.'s Registration Statement dated November 11, 1997 contained on Form S-1.


By /s/ PRICE WATERHOUSE LLP
   ------------------------
       PRICE WATERHOUSE LLP
       Philadelphia, PA
       February 24, 1998






































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